UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-00750

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1. Reports to Stockholders

Annual report

U.S. equity mutual fund

Delaware Value® Fund

November 30, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Value® Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information

●	Obtain share prices

●	Check your account balance and recent transactions

●	Request statements or literature

●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Value® Fund	December 6, 2016

Performance preview (for the year ended November 30, 2016)
Delaware Value Fund (Institutional Class shares)	1-year return	+11.23%
Delaware Value Fund (Class A shares)	1-year return	+11.02%
Russell 1000® Value Index (benchmark)	1-year return	+12.02%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Value Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The economy in the United States continued its slow but steady growth throughout much of the Fund’s fiscal year before quickening as the period came to a close on Nov. 30, 2016. As gauged by the country’s gross domestic product (GDP) – a measure of national economic output – the economy had been growing at a snail’s pace in the first half of 2016. In the third quarter, however, GDP growth accelerated to an average annual rate of 3.5%, up from 0.8% in the first quarter and 1.4% in the second. It was the strongest quarter in two years. The nation’s unemployment rate also showed improvement as the fiscal period closed. Following months of little movement throughout the fiscal year, unemployment moved lower in November, falling to 4.6% after sitting between 4.9% and 5.0% for most of the year. That’s the lowest percentage since August 2007. (Source: Bloomberg.)

Against this mostly sluggish backdrop, the U.S. Federal Reserve increased interest rates by 0.25 percentage points in December 2015, but opted not to follow up with additional rate hikes for the remainder of the Fund’s fiscal year. That said, it appears likely that interest rates will move higher in 2017.

No matter what is happening in the

market and economy, our

approach remains the same: We

try to look past short-term

concerns about companies and

focus on their long-term potential.

1

Portfolio management review
Delaware Value® Fund

Throughout the Fund’s fiscal period, stock prices experienced some volatility as investors faced questions about the Fed’s pace of rate changes, volatile oil and commodity prices, the United Kingdom’s late-June vote to leave the European Union (EU), and uncertainty surrounding the U.S. presidential election, among other concerns.

Weak demand and worldwide overproduction drove the price of oil down to $34 a barrel at the end of February 2016, causing equity markets generally, and energy-related stocks in particular, to sell off. The price of oil then began an unsteady climb up to $53 in early June before settling back to about $50 at the end of the period.

The equity market finished the Fund’s fiscal year in positive territory, largely on the strength of two rallies. The first, between February and July 2016 – interrupted briefly, albeit sharply, by the U.K.’s unexpected vote to leave the EU – nonetheless enabled equity markets to more than recover from the energy-induced slump that occurred during the opening weeks of 2016.

The second and perhaps even more surprising rally came after the U.S. presidential election. As election returns came in and it became evident that Donald J. Trump would become the nation’s next president, global markets sold off sharply overnight. When trading opened, however, U.S. equities advanced sharply, with investors seemingly buoyed by Trump’s promises to cut corporate taxes, reduce regulation, and increase spending on infrastructure.

The so-called Trump rally persisted through the end of the Fund’s fiscal year, enabling the Dow Jones Industrial Average and the S&P 500® Index to achieve record highs. Banks, in particular, benefited from the possibility that financial regulations could be eased under a Trump administration.

Within the Fund

For the fiscal year ended Nov. 30, 2016, Delaware Value Fund Institutional Class shares returned +11.23%. The Fund’s Class A shares returned +11.02% at net asset value and +4.62% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 1000 Value Index, returned +12.02%. For complete, annualized performance of Delaware Value Fund, please see the table on page 4.

The Fund’s holdings in the industrials sector provided the largest contribution to performance, especially investments in Waste Management (the country’s largest solid-waste disposal business) and defense contractor Northrop Grumman. Waste Management has maintained pricing power while simultaneously improving collection volumes, thus enabling the company to produce favorable revenue and earnings growth. Northrop Grumman benefited from its ability to produce better-than-expected revenue growth, especially in its aerospace business.

Security selection in the financial sector, especially an investment in insurance broker Marsh & McLennan Companies, also made a solid contribution to Fund performance.

Investments in biopharmaceuticals manufacturer Baxalta and clinical laboratory-services provider Quest Diagnostics helped the Fund in the healthcare sector. Baxalta’s shares performed well on news of the company’s potential acquisition by Ireland-based Shire, a transaction formally announced in January 2016. We sold the Fund’s position in Baxalta when the transaction closed in June, as our own internal investment guidelines require us to invest exclusively in U.S. companies. Shares of Quest Diagnostics gained during the fiscal year, as investors became increasingly more optimistic about the longer-term prospects of this medical-testing company.

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Some of the Fund’s healthcare investments did not meet our expectations. Express Scripts Holding, a pharmacy benefits manager (PBM), found itself in a protracted contract dispute with Anthem, its largest customer. Despite its short-term difficulties, we see good upside potential with Express Scripts over the long term. A related detractor was CVS Health, which combines a chain of retail pharmacies with a PBM division. Although CVS encountered some challenges during the fiscal period owing to lower levels of drug price inflation, market share losses and higher expenses, we believe it is well positioned for the long term.

In energy, the Fund benefited most by its investment in oil and gas services company Halliburton, which we believe is well positioned to capitalize on a potential rebound in demand for its services. In contrast, the Fund’s position in exploration and production company ConocoPhillips detracted from results. The company made the decision to cut its dividend in February. This, along with the low level of oil prices, put downward pressure on the shares during the fiscal year.

No matter what is happening in the market and economy, our approach remains the same: We try to look past short-term concerns about companies and focus on their long-term potential.

Throughout the fiscal period, we maintained the Fund’s generally defensive positioning and continued to emphasize what we believe are reasonably valued, higher-quality stocks. In our opinion, this approach was well suited to the current environment of sluggish economic growth and uncertainty on the part of investors, especially leading up to the U.S. presidential election in November.

Valuations strike us as high across the market. As it has become more difficult to find stocks that are undervalued on an absolute basis, our investment focus has shifted to stocks that we believe provide good relative value – that is, better value than other available alternatives in the Fund’s investment universe, in our opinion.

During the fiscal year, we made modest changes to the Fund, selling only two holdings – Baxalta and Johnson Controls, both of which were acquired by offshore firms. With the proceeds of the Baxalta sale, we established a new position in Abbott Laboratories, a medical-products company that we liked for what we view as its strong competitive position and attractive relative valuation.

At fiscal year end, we began adding a position in Equity Residential, a real estate investment trust (REIT) that acquires, develops and manages multifamily residential properties. In August, real estate became the 11th sector in the S&P 500 Index and our investment process mandates that we have exposure to all S&P 500 economic sectors. We believed Equity Residential offered attractive relative value, good quality and was exposed to favorable long-term trends in its key markets. At fiscal year end, we were researching options for a new consumer discretionary position to replace the Fund’s previous position in Johnson Controls. We also had an equity research project underway in the information technology sector, a sector in which we found decent relative value.

We continue to emphasize what we view as higher-quality, attractively valued stocks with the potential to offer a good risk-reward trade-off for our shareholders. We remain grateful for their confidence.

3

Performance summary
Delaware Value® Fund	November 30, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+11.02%	+14.56%	+6.66%	+7.52%
Including sales charge	+4.62%	+13.21%	+6.03%	+7.17%
Class C (Est. May 1, 2002)
Excluding sales charge	+10.18%	+13.69%	+5.86%	+6.69%
Including sales charge	+9.18%	+13.69%	+5.86%	+6.69%
Class R (Est. Sept. 1, 2005)
Excluding sales charge	+10.70%	+14.25%	+6.39%	+7.50%
Including sales charge	+10.70%	+14.25%	+6.39%	+7.50%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+11.23%	+14.83%	+6.92%	+7.73%
Including sales charge	+11.23%	+14.83%	+6.92%	+7.73%
Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+6.83%*
Including sales charge	n/a	n/a	n/a	+6.83%*
Russell 1000 Value Index	+12.02%	+14.69%	+5.70%	+9.90%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +10.32% and is as of the month-end prior to the Class R6 inception date.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are

4

currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

2 Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	0.97%	1.72%	1.22%	0.72%	0.62%
(without fee waivers)
Net expenses	0.97%	1.72%	1.22%	0.72%	0.62%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Value® Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2006 through Nov. 30, 2016

For the period beginning Nov. 30, 2006 through Nov. 30, 2016	Starting value	Ending value
Delaware Value Fund — Institutional Class shares	$10,000	$19,526
Delaware Value Fund — Class A shares	$9,425	$17,966
Russell 1000 Value Index	$10,000	$17,401

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of Nov. 30, 2006. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The Dow Jones Industrial Average mentioned on page 2, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The S&P 500 Index, mentioned on pages 2 and 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DDVAX	24610C881
Class C	DDVCX	24610C865
Class R	DDVRX	245907860
Institutional Class	DDVIX	24610C857
Class R6	DDZRX	24610C840

7

Disclosure of Fund expenses
For the six-month period from June 1, 2016 to November 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2016 to Nov. 30, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Value® Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Annualized Expense Ratio	Expenses Paid During Period 6/1/16 to 11/30/16*

Actual Fund return†
Class A	$1,000.00	$1,042.90	0.97%	$4.95
Class C	1,000.00	1,039.20	1.72%	8.77
Class R	1,000.00	1,041.70	1.22%	6.23
Institutional Class	1,000.00	1,044.20	0.72%	3.68
Class R6	1,000.00	1,045.20	0.62%	3.17

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.15	0.97%	$4.90
Class C	1,000.00	1,016.40	1.72%	8.67
Class R	1,000.00	1,018.90	1.22%	6.16
Institutional Class	1,000.00	1,021.40	0.72%	3.64
Class R6	1,000.00	1,021.90	0.62%	3.13

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Value® Fund	As of November 30, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	95.68%
Consumer Discretionary	2.99%
Consumer Staples	11.62%
Energy	15.16%
Financials	12.55%
Healthcare	20.53%
Industrials	9.53%
Information Technology	10.98%
Materials	3.18%
Real Estate	0.32%
Telecommunications	5.99%
Utilities	2.83%
Short-Term Investments	3.78%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Halliburton	3.58%
ConocoPhillips	3.55%
BB&T	3.29%
Chevron	3.28%
Bank of New York Mellon	3.23%
Northrop Grumman	3.21%
EI du Pont de Nemours & Co.	3.18%
Waste Management	3.16%
Raytheon	3.16%
Express Scripts Holding	3.16%

10

Schedule of investments
Delaware Value® Fund	November 30, 2016

	Number of shares	Value (U.S. $)

Common Stock – 95.68%

Consumer Discretionary – 2.99%
Lowe’s	5,841,166	$412,094,261

		412,094,261

Consumer Staples – 11.62%
Archer-Daniels-Midland	9,420,837	407,262,784
CVS Health	5,376,202	413,376,172
Kraft Heinz	4,861,362	396,930,207
Mondelez International	9,390,660	387,270,818

		1,604,839,981

Energy – 15.16%
Chevron	4,064,024	453,382,517
ConocoPhillips	10,111,484	490,609,204
Halliburton	9,315,599	494,565,151
Marathon Oil	13,458,552	243,061,449
Occidental Petroleum	5,768,422	411,634,594

		2,093,252,915

Financials – 12.55%
Allstate	5,869,382	410,387,189
Bank of New York Mellon	9,412,874	446,358,485
BB&T	10,051,923	454,849,516
Marsh & McLennan	6,085,087	421,757,380

		1,733,352,570

Healthcare – 20.53%
Abbott Laboratories	10,059,600	382,968,972
Cardinal Health	5,660,044	401,919,724
Express Scripts Holding †	5,752,375	436,490,215
Johnson & Johnson	3,502,812	389,862,976
Merck & Co.	6,553,242	400,992,878
Pfizer	12,507,358	401,986,486
Quest Diagnostics	4,808,185	420,523,860

		2,834,745,111

Industrials – 9.53%
Northrop Grumman	1,772,632	442,537,579
Raytheon	2,919,834	436,631,976
Waste Management	6,283,899	436,856,659

		1,316,026,214

Information Technology – 10.98%
CA	12,594,977	402,535,465
Cisco Systems	13,331,047	397,531,822
Intel	11,398,529	395,528,956
Xerox	34,206,971	319,835,179

		1,515,431,422

11

Schedule of investments
Delaware Value® Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 3.18%
EI du Pont de Nemours & Co.	5,972,304	$439,621,297

		439,621,297

Real Estate – 0.32%
Equity Residential	743,146	44,596,191

		44,596,191

Telecommunications – 5.99%
AT&T	10,559,908	407,929,246
Verizon Communications	8,401,033	419,211,547

		827,140,793

Utilities – 2.83%
Edison International	5,672,898	390,125,196

		390,125,196

Total Common Stock (cost $10,981,634,956)		13,211,225,951

	Principal amount°

Short-Term Investments – 3.78%

Discount Notes – 2.69%≠
Federal Home Loan Bank
0.263% 12/20/16	32,308,288	32,305,219
0.286% 12/21/16	172,345,422	172,328,187
0.325% 1/25/17	77,799,892	77,759,514
0.383% 1/27/17	59,262,772	59,230,889
0.401% 2/3/17	29,621,240	29,597,543

		371,221,352

Repurchase Agreements – 1.09%
Bank of America Merrill Lynch 0.22%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $55,606,783 (collateralized by U.S. government obligations 2.625% 7/15/17; market value $56,718,580)	55,606,443	55,606,443
Bank of Montreal 0.25%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $92,678,048 (collateralized by U.S. government obligations 1.125%–3.75% 1/15/17–8/15/45; market value $94,530,982)	92,677,404	92,677,404

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	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.27%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $2,838,174 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $2,894,929)	2,838,153	$2,838,153

		151,122,000

Total Short-Term Investments (cost $522,332,163)		522,343,352

Total Value of Securities – 99.46% (cost $11,503,967,119)		$13,733,569,303

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities
Delaware Value® Fund	November 30, 2016

Assets:
Investments, at value[1]	$13,211,225,951
Short-term investments, at value[2]	522,343,352
Cash	1,181
Receivable for fund shares sold	92,754,718
Dividends and interest receivable	35,932,338
Receivables for securities sold	27,065,240

Total assets	13,889,322,780

Liabilities:
Payable for securities purchased	44,740,236
Payable for fund shares redeemed	25,103,247
Dividend disbursing and transfer agent fees and expenses payable to affiliates	223,317
Investment management fees payable to affiliates	5,671,891
Other accrued expenses	4,448,906
Distribution fees payable to affiliates	1,516,595
Trustees’ fees and expenses payable	86,930
Accounting and Administration expense payable to affiliates	51,933
Legal fees payable to affiliates	21,888
Reports and statements to shareholders expenses payable to affiliates	9,980

Total liabilities	81,874,923

Total Net Assets	$13,807,447,857

Net Assets Consist of:
Paid-in capital	$11,433,691,512
Undistributed net investment income	40,791,084
Accumulated net realized gain on investments	103,363,077
Net unrealized appreciation of investments	2,229,602,184

Total Net Assets	$13,807,447,857

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Net Asset Value
Class A:
Net assets	$3,928,981,245
Shares of beneficial interest outstanding, unlimited authorization, no par	200,868,945
Net asset value per share	$19.56
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$20.75

Class C:
Net assets	$818,878,715
Shares of beneficial interest outstanding, unlimited authorization, no par	41,986,013
Net asset value per share	$19.50

Class R:
Net assets	$184,004,050
Shares of beneficial interest outstanding, unlimited authorization, no par	9,415,512
Net asset value per share	$19.54

Institutional Class:
Net assets	$8,870,934,395
Shares of beneficial interest outstanding, unlimited authorization, no par	453,436,789
Net asset value per share	$19.56

Class R6:
Net assets	$4,649,452
Shares of beneficial interest outstanding, unlimited authorization, no par	237,629
Net asset value per share	$19.57

[1]Investments, at cost	$10,981,634,956
[2]Short-term investments, at cost	522,332,163

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Value® Fund	Year ended November 30, 2016

Investment Income:
Dividends	$299,658,796
Interest	845,020

300,503,816

Expenses:
Management fees	59,429,427
Distribution expenses – Class A	8,047,804
Distribution expenses – Class C	7,173,888
Distribution expenses – Class R	745,684
Dividend disbursing and transfer agent fees and expenses	15,857,346
Accounting and administration expenses	3,686,614
Reports and statements to shareholders expenses	1,284,634
Registration fees	803,696
Trustees’ fees and expenses	562,483
Legal fees	561,140
Custodian fees	393,207
Audit and tax fees	35,338
Other	239,327

98,820,588
Less expense paid indirectly	(12,001)

Total operating expenses	98,808,587

Net Investment Income	201,695,229

Net Realized and Unrealized Gain (Loss):
Net realized gain	134,900,076
Net change in unrealized appreciation (depreciation) of investments	989,092,722

Net Realized and Unrealized Gain	1,123,992,798

Net Increase in Net Assets Resulting from Operations	$1,325,688,027

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets
Delaware Value® Fund

	Year ended
	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$201,695,229	$144,075,438
Net realized gain	134,900,076	189,655,114
Net change in unrealized appreciation (depreciation)	989,092,722	(246,479,635)

Net increase in net assets resulting from operations	1,325,688,027	87,250,917

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(52,421,697)	(39,981,313)
Class C	(6,060,192)	(3,842,687)
Class R	(1,954,944)	(788,390)
Institutional Class	(131,519,196)	(84,189,029)
Class R6	(6,511)	—

Net realized gain:
Class A	(39,216,908)	—
Class C	(8,476,395)	—
Class R	(1,553,068)	—
Institutional Class	(78,474,741)	—

	(319,683,652)	(128,801,419)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,634,133,244	1,119,589,298
Class C	275,740,101	280,748,002
Class R	97,589,836	93,383,233
Institutional Class	4,302,655,567	2,919,482,321
Class R6	4,983,453	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	87,188,935	37,665,649
Class C	13,728,367	3,566,975
Class R	3,500,367	783,126
Institutional Class	199,069,847	80,478,287
Class R6	6,511	—

	6,618,596,228	4,535,696,891

18

	Year ended
	11/30/16	11/30/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(989,943,512)	$(630,520,051)
Class C	(148,130,858)	(74,692,394)
Class R	(43,426,661)	(18,259,126)
Institutional Class	(2,095,731,992)	(1,119,769,081)
Class R6	(472,464)	—

	(3,277,705,487)	(1,843,240,652)

Increase in net assets derived from capital share transactions	3,340,890,741	2,692,456,239

Net Increase in Net Assets	4,346,895,116	2,650,905,737

Net Assets:
Beginning of year	9,460,552,741	6,809,647,004

End of year	$13,807,447,857	$9,460,552,741

Undistributed net investment income	$40,791,084	$31,058,395

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Value® Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$18.150	$18.200	$16.060	$12.440	$10.970

0.304	0.297	0.256	0.233	0.225
1.645	(0.079)	2.121	3.728	1.439

1.949	0.218	2.377	3.961	1.664

(0.296)	(0.268)	(0.237)	(0.341)	(0.194)
(0.243)	—	—	—	—

(0.539)	(0.268)	(0.237)	(0.341)	(0.194)

$19.560	$18.150	$18.200	$16.060	$12.440

11.02%	1.21%	14.92%	32.41%	15.40%

$3,928,981	$2,922,966	$2,410,759	$1,699,105	$988,578
0.97%	0.98%	0.98%	1.01%	1.09%
0.97%	0.98%	0.98%	1.06%	1.17%
1.64%	1.63%	1.51%	1.61%	1.89%
1.64%	1.63%	1.51%	1.66%	1.81%
9%	12%	7%	6%	13%

21

Financial highlights

Delaware Value® Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$18.100	$18.150	$16.010	$12.340	$10.890

0.165	0.160	0.130	0.126	0.134
1.637	(0.080)	2.119	3.713	1.430

1.802	0.080	2.249	3.839	1.564

(0.159)	(0.130)	(0.109)	(0.169)	(0.114)
(0.243)	—	—	—	—

(0.402)	(0.130)	(0.109)	(0.169)	(0.114)

$19.500	$18.100	$18.150	$16.010	$12.340

10.18%	0.45%	14.10%	31.38%	14.49%

$818,879	$622,246	$415,076	$199,771	$74,407
1.72%	1.73%	1.74%	1.77%	1.85%
1.72%	1.73%	1.74%	1.77%	1.88%
0.89%	0.88%	0.75%	0.87%	1.13%
0.89%	0.88%	0.75%	0.87%	1.10%
9%	12%	7%	6%	13%

23

Financial highlights

Delaware Value® Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$18.140	$18.190	$16.050	$12.400	$10.950

0.258	0.250	0.218	0.197	0.194
1.635	(0.079)	2.115	3.735	1.423

1.893	0.171	2.333	3.932	1.617

(0.250)	(0.221)	(0.193)	(0.282)	(0.167)
(0.243)	—	—	—	—

(0.493)	(0.221)	(0.193)	(0.282)	(0.167)

$19.540	$18.140	$18.190	$16.050	$12.400

10.70%	0.95%	14.63%	32.17%	14.96%

$184,004	$113,080	$37,236	$11,658	$5,219
1.22%	1.23%	1.24%	1.27%	1.35%
1.22%	1.23%	1.24%	1.35%	1.48%
1.39%	1.38%	1.25%	1.37%	1.63%
1.39%	1.38%	1.25%	1.29%	1.50%
9%	12%	7%	6%	13%

25

Financial highlights

Delaware Value® Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/16	11/30/15	11/30/14	11/30/13	11/30/12

$18.160	$18.210	$16.060	$12.460	$10.990

0.350	0.341	0.300	0.272	0.254
1.634	(0.078)	2.128	3.724	1.437

1.984	0.263	2.428	3.996	1.691

(0.341)	(0.313)	(0.278)	(0.396)	(0.221)
(0.243)	—	—	—	—

(0.584)	(0.313)	(0.278)	(0.396)	(0.221)

$19.560	$18.160	$18.210	$16.060	$12.460

11.23%	1.47%	15.26%	32.73%	15.66%

$8,870,934	$5,802,261	$3,946,576	$2,072,765	$724,098
0.72%	0.73%	0.74%	0.77%	0.85%
0.72%	0.73%	0.74%	0.77%	0.88%
1.89%	1.88%	1.75%	1.87%	2.13%
1.89%	1.88%	1.75%	1.87%	2.10%
9%	12%	7%	6%	13%

27

Financial highlights

Delaware Value® Fund Class R6

Selected data for each share of the Fund outstanding throughout the period was as follows:

5/2/16[1] to 11/30/16

Net asset value, beginning of period	$18.490

Income from investment operations:
Net investment income[2]	0.224
Net realized and unrealized gain	1.035

Total from investment operations	1.259

Less dividends and distributions from:
Net investment income	(0.179)

Total dividends and distributions	(0.179)

Net asset value, end of period	$19.570

Total return[3]	6.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,650
Ratio of expenses to average net assets	0.62%
Ratio of net investment income to average net assets	2.01%
Portfolio turnover	9% [4]

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements
Delaware Value® Fund	November 30, 2016

Delaware Group® Equity Funds II (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuations will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6

29

Notes to financial statements
Delaware Value® Fund

1. Significant Accounting Policies (continued)

shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2016 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays distributions from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2016.

30

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2016, the Fund earned $12,001 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2016, the Fund was charged $543,815 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Nov. 30, 2016, the Fund was charged $2,364,292 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class and Class R6 shares pay no 12b-1 fees. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of (1) 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and (2) 0.25% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A

31

Notes to financial statements
Delaware Value® Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

shareholders will bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2016, the Fund was charged $239,070 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2016, DDLP earned $434,970 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2016, DDLP received gross CDSC commissions of $45,330 and $104,229 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/ or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2016, the Fund engaged in securities purchases of $235,072,409 and securities sales of $393,419. There were no realized gains or losses under Rule 17a-7 for the year ended Nov. 30, 2016.

3. Investments

For year ended Nov. 30, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$3,758,360,403
Sales	1,000,015,108

At Nov. 30, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$11,513,804,047

Aggregate unrealized appreciation of investments	$2,486,562,828
Aggregate unrealized depreciation of investments	(266,797,572)

Net unrealized appreciation of investments	$2,219,765,256

32

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the following page:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$13,211,225,951	$—	$13,211,225,951
Short-Term Investments	—	522,343,352	522,343,352

Total Value of Securities	$13,211,225,951	$522,343,352	$13,733,569,303

During the year ended Nov. 30, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

33

Notes to financial statements
Delaware Value® Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2016 and 2015 was as follows:

	Year ended
	11/30/16	11/30/15
Ordinary income	$191,962,540	$128,801,419
Long-term capital gain	127,721,112	—

Total	$319,683,652	$128,801,419

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$11,433,691,512
Undistributed ordinary income	103,063,977
Undistributed long-term capital gain	50,927,112
Net unrealized appreciation on investments	2,219,765,256

Net assets	$13,807,447,857

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2016, the Fund recorded the following reclassifications:

Accumulated net realized gain	$23,918,365
Paid-in capital	(23,918,365)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $22,938,430 was utilized in 2016.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which

34

carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2016, there were no capital loss carryforwards incurred under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/16	11/30/15
Shares sold:
Class A	88,268,752	61,426,340
Class C	14,914,216	15,442,416
Class R	5,351,437	5,155,522
Institutional Class	236,579,596	160,263,135
Class R6	262,238	—

Shares issued upon reinvestment of dividends and distributions:
Class A	4,831,268	2,091,510
Class C	767,922	199,138
Class R	193,951	43,938
Institutional Class	11,001,196	4,473,966
Class R6	339	—

	362,170,915	249,095,965

Shares redeemed:
Class A	(53,239,426)	(34,948,477)
Class C	(8,065,015)	(4,139,348)
Class R	(2,364,027)	(1,012,802)
Institutional Class	(113,714,192)	(61,946,346)
Class R6	(24,948)	—

	(177,407,608)	(102,046,973)

Net increase	184,763,307	147,048,992

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statement of changes in net assets.”

35

Notes to financial statements
Delaware Value® Fund

6. Capital Shares (continued)

		Year ended 11/30/16
Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
4,434,145	47,539	111	111	4,480,785	$83,161,386

		Year ended 11/30/15
Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
69,676	31,956	19,221	19,756	101,070	$2,212,005

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of Nov. 30, 2016, or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to

36

the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-Cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$55,606,443	$(55,606,443)	$—	$(55,606,443)	$—
Bank of Montreal	92,677,404	(92,677,404)	—	(92,677,404)	—
BNP Paribas	2,838,153	(2,838,153)	—	(2,838,153)	—

Total	$151,122,000	$(151,122,000)	$—	$(151,122,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than

37

Notes to financial statements
Delaware Value® Fund

9. Securities Lending (continued)

the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2016, the Fund had no securities out on loan.

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10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2016, there were no Rule 144A securities held by the Fund. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2016 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds II

and Shareholders of Delaware Value® Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Value® Fund (constituting Delaware Group® Equity Funds II, hereafter referred to as the “Fund”) as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

40

Other Fund information (Unaudited)

Delaware Value® Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	39.95%
(B) Ordinary Income Distributions (Tax Basis)*	60.05%
Total Distributions	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Nov. 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Nov. 30, 2016, certain interest income paid by the Fund, has been determined to be Qualified Interest Income, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2016, the Fund has reported maximum distributions of Qualified Interest Income of $452,464. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

41

Other Fund information (Unaudited)
Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds

42

to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10- year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of

43

Other Fund information (Unaudited)
Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Fund has not reached a size at which it can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

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Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		Since October 2016
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		Since December 2016
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Value® Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

52

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Equity Funds II (“Fund”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,180 for the fiscal year ended November 30, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,030 for the fiscal year ended November 30, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,158 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,158 for the fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended November 30, 2016 and November 30, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS II

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2017